UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 30, 2008

Lev Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER: 000-32947

DELAWARE	88-0211496
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

675 Third Avenue, Suite 2200
New York, NY 10017
(Address and zip code of principal executive offices)

(212) 682-3096
(Registrant's telephone number, including area code

_____________________________________________________
(Former name or former address, if changed since last report.)

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

In connection with Lev Pharmaceuticals, Inc.’s upcoming panel meeting before the Blood Products Advisory Committee for the U.S. Food and Drug Administration, on April 30, 2008, the FDA posted briefing materials submitted by the Company. Attached as exhibit 99.1 to this Current Report on Form 8-K is a copy of the briefing materials submitted by the Company. The information in this Item 7.01 and in exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liability of that section, and it shall not be incorporated by reference into any filing under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filing. Furthermore, the furnishing of the information included in this Item 7.01 is not intended to constitute a determination by the Company that the information is material or that the dissemination of the information is required by Regulation FD.

The materials included in exhibit 99.1 to this Current Report on Form 8-K contain forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, are forward-looking statements. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. Various important factors could cause actual results or events to differ materially from the forward-looking statements that we make, including risks related to new information arising out of clinical trial results, the risk that the safety and/or efficacy results of existing clinical trials for Cinryze™ will not support approval for a biologics license, the risk that the FDA may require us to conduct additional clinical trials for Cinryze™, the risk that the FDA may interpret data differently than we do or require more data or a more rigorous analysis of data than expected, the risk that the FDA will not approve a product for which a biologics license has been applied, our heavy dependence on the success of CinryzeTM, our dependence on our suppliers, our dependence on third parties to manufacture CinryzeTM, obtaining regulatory approval to market CinryzeTM, market acceptance of CinryzeTM, maintaining the orphan drug status associated with CinryzeTM, the risks associated with dependence upon key personnel, and our ability to obtain additional funding to support our business activities. These and other risks are described in greater detail in the “Risk Factors” section of our filings with the SEC. We do not assume any obligation to update any forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits.

The following exhibits are filed or furnished herewith:

Exhibit No.	Description of Document

99.1	Briefing Materials Submitted by Lev Pharmaceuticals, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LEV PHARMACEUTICALS, INC.

By: /s/ Joshua D. Schein, Ph. D.
Name: Joshua D. Schein, Ph.D.
Title: Chief Executive Officer
Date: April 30, 2008

Exhibit Index

Exhibit No.	Description of Document

99.1	Briefing Materials Submitted by Lev Pharmaceuticals, Inc.